Merger	12 Months Ended
Dec. 31, 2023
Merger [Abstract]
Merger
(4) Merger
For accounting purposes, the Merger was treated as the equivalent of Legacy Bitcoin Depot issuing stock for the net assets of GSRM accompanied by a recapitalization. The following summarizes the elements of the Merger to the consolidated Statement of Cash Flows, including the transaction funding, sources and uses of cash (in thousands):

As of June 30, 2023
Cash - GSR II Meteora Acquisition Corp Trust	$332,102
Less: GSRM transactions cost paid from Trust(1)	(25,958)
Less: Purchase of BT HoldCo common units from BT Assets	(10,066)
Less: Redemptions of existing shareholders of GSRM	(292,735)

Net proceeds from GSRM shareholders	3,343
Assumed net liabilities from GSRM, excluding net cash proceeds	(6,850)

Net Impact of the Merger on the Statement of Changes in Stockholders’ and Member’s Equity	$(3,507)

(1)
Transaction costs paid from the GSRM trust account include $18.7 million of non-redemption
payments, $4.9 million of other transaction-related expenses and $2.4 million of franchise and income taxes, all of which were recorded by GSRM.

PIPE Financing
On June 23, 2023, GSRM entered into a private placement agreement with certain subscribers (“Subscribers”). Concurrently with the closing of the Merger, the Subscribers purchased 4,300,000 shares of Series A Preferred Stock in exchange for a subscription receivable (“Subscription Receivable”). The terms of the Subscription Receivable provided that the Subscribers would pay a purchase price of up to $43.3 million if the trading price of the Company’s Class A common stock exceeded certain hurdle prices ranging from $10.50 to $11.39 per share over the period from September 2023 through February 2024 (or April 2024 if the Company elected certain extensions). The price paid by the Subscribers would be reduced if the trading price did not exceed the hurdle price and, if the Class A common stock trading price declined to zero, could have resulted in the Company making a cash payment to the Subscribers of up to $10.9 million (or $12.1 million if the Company elected to extend the observation period).
For purposes of determining the settlement payments under the Subscription Receivable, the notional amount of 5,000,000 shares consisted of (a) the 4,300,000 shares of Series A Preferred Stock sold at the closing of the Merger, and (b) 700,000 shares of Class A common stock that were held by the Subscribers prior to the consummation of the Merger. The Subscribers also entered into non-redemption
agreements with the Company and received additional shares of Class A common stock in exchange for their commitments not to redeem in connection with the Merger. See the discussion below under
GSRM Share Issuance
for further information.
The Series A Preferred Stock issued to the Subscribers was recorded in stockholders’ equity at a fair value of approximately $13.9 million based on the price of the Company’s Class A common stock as the Series A Preferred Stock are convertible at any time by the Subscribers on a 1:1 basis.

The Subscription Receivable represented a hybrid financial instrument comprising a subscription receivable and a compound embedded derivative. The host subscription receivable was recognized at fair value as a reduction to stockholders’ equity. The embedded derivative represented a net cash settled forward contract with a value that is indexed to the trading price of the Company’s Class A common stock and was bifurcated pursuant to subtopic ASC
815-15
–
Embedded derivatives
and was initially recorded as a liability at
de minimis
fair value at inception, with changes in fair value recognized in earnings.
On October 11, 2023, the PIPE Agreement was settled with the Subscribers for de minimis
consideration. The effects of the settlement resulted in the elimination of the subscription receivable and the embedded derivative liability with the difference being recorded as other expenses within Other (expense) income in the consolidated Statements of Income (Loss) and Comprehensive Income (Loss). For the year-ended December 31, 2023, the Company recognized approximately $15.2 million in expenses related to the agreement including $13.9 million of expense related to the fair value of the Series A Preferred Shares and $1.3 million of other transaction-related expenses.
Non-Redemption
Agreements
Prior to the Merger, GSRM entered into voting and
non-redemption
agreements (“Voting and
Non-Redemption
Agreements”) with unaffiliated third parties
(“Non-Redeeming
Stockholders”) in exchange for such
Non-Redeeming
Stockholders, including the Subscribers referenced above, agreeing to either not redeem or to reverse any previously submitted redemption request with respect to an aggregate of 6,783,000 shares of the Company’s Class A common stock sold in its initial public offering
(“Non-Redeemed
Shares”) and to allow the Company, without another stockholder vote, to further extend the date to consummate an initial business combination on a monthly basis up to eight times by an additional one month each time after July 1, 2023 (each one month extension, a “Monthly Extension”), until March 1, 2024, unless the closing of an initial business combination shall have occurred prior thereto (the “Extension”).
GSRM Share Issuance
In exchange for the commitments not to redeem such
Non-Redeemed
Shares, GSRM agreed to issue to the
Non-Redeeming
Stockholders an aggregate of 67,830 shares (“Commitment Shares”) (representing 1% of the
Non-Redeemed
Shares) of the Company’s Class A common stock. The
Non-Redeeming
Stockholders also received 135,660 shares (“Extension Shares”) of the Company’s Class A common stock in connection with the initial extension. Additionally, a backstop fee was paid immediately upon closing of the Merger, which was paid to all
Non-Redeeming
Stockholders, except for one investor, to which the Company paid the backstop fee in the form of 454,350 shares of the Company’s Class A common stock. In total, the Company issued 657,840 shares of Class A common stock at the closing of the Merger and $18.7 million of cash was paid out of the SPAC trust account proceeds. The cash paid by GSRM to
Non-Redeeming
Stockholders of $18.7 million reduced GSRM’s trust account balance at closing of the Merger. In connection with the reverse recapitalization, the Company recorded the remaining trust account balance and other net liabilities as an adjustment to accumulated deficit on the consolidated Balance Sheet and Statement of Changes in Stockholders’ Equity and Member’s Equity. The expenses related to the
Non-Redemption
Agreements and the GSRM Share Issuance described above have been recognized in the GSRM Statement of Operations as these transactions occurred prior to the Merger.
Bonus Agreements
The Company entered into sale bonus agreements with an officer and an employee of Bitcoin Depot as part of the Merger and agreed to pay bonuses to these individuals based on the results of the Merger. The Company paid in cash an aggregate bonus compensation of $0.8 million as of year end December 31, 2023 and granted 120,500 restricted stock units related to the sale bonus agreement. The compensation expense is included in selling, general and administrative expenses in the consolidated Statements of Income (Loss) and Comprehensive Income (Loss). Additionally, as part of the closing of the Transaction, the Company issued 500,000 Class A Common shares to the Chief Executive Officer. See Note 19 Share-Based Compensation for additional details.